UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                October 25, 2000
                                ----------------
                                (Date of Report)


                               SPEEDLANE.COM, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


                Nevada                  0-26885                82-0511729
     (State or other jurisdiction     (Commission             (IRS Employer
           of incorporation)          File Number)          Identification No.)

                426 Palo Alto Avenue, Palo Alto, California 94302
                -------------------------------------------------
                    (Address of principal executive offices)


                                 (650) 618-1502
                                 --------------
              (Registrant's telephone number, including area code)


               165 University Avenue, Palo Alto, California 94301
               --------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     On October 24, 2000, Speedlane.com, Inc., a Delaware corporation, issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2.

     That certain contract by and between the Company and KAD Technologies Incorporated ("KAD") dated May 15, 2000, pursuant to which the Company was to transfer ownership and deliver possession of certain memory modules to KAD has expired. No sales have been or are expected to be made under the contract. The KAD contract was the subject of a Company press release dated May 17, 2000.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

99.1  Press Release of the Company dated October 24, 2000.
99.2  Press Release of the Company dated October 24, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: OCTOBER 25, 2000

                                           SPEEDLANE.COM, INC.



                                           BY: /s/ Gary Fuchs
                                           -------------------------
                                           NAME:  Gary Fuchs
                                           TITLE: President and CEO